UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

October 21, 2021

Date of report (Date of earliest event reported)

Bitwise 10 Crypto Index Fund

(Exact name of registrant as specified in its charter)

Delaware	000-56270	82-3002349
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

400 Montgomery Street, Suite 600

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

(415) 968-1843

(Registrant’s telephone number, including area code)

300 Brannan Street, Suite 201

San Francisco, CA 94107

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On October 21, 2021, management of Bitwise Investment Advisers, LLC (the “Sponsor”), which is the Sponsor of the Bitwise 10 Crypto Index Fund (the “Trust”), dismissed WithumSmith+Brown PC (“WSB”) as the Trust’s independent registered public accounting firm effective as of that date.

WSB’s audit reports on the Trust’s consolidated financial statements for the Trust’s fiscal year ended December 31, 2020, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the most recent fiscal year and the subsequent interim period through October 21, 2021, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Trust and WSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to WSB’s satisfaction, would have caused WSB to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Trust has provided WSB with a copy of the disclosures contained herein and has requested that WSB furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of WSB’s letter, dated October 21, 2021, is filed as Exhibit 16.1 herewith.

(b) Appointment of New Independent Registered Public Accounting Firm

On October 21, 2021, the Sponsor approved, effective immediately, the engagement of KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending December 31, 2021.

During the most recent fiscal year and in the subsequent interim period through October 21, 2021, neither the Trust nor anyone acting on behalf of the Trust, has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s consolidated financial statements, and neither a written report nor oral advice was provided to the Trust that KPMG concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from WithumSmith+Brown PC, dated October 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2021

Bitwise Investment Advisers, LLC as Sponsor of Bitwise 10 Crypto Index Fund (BITW)

By:	/s/ Hunter Horsley
Hunter Horsley
Chief Executive Officer (Principal Executive Officer)*

*

As the Registrant is a Trust, this report is being filed on behalf of the Registrant by Bitwise Investment Advisers, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Bitwise Investment Advisers, LLC.